                                                                   EXHIBIT 10.16




                             SUBSCRIPTION AGREEMENT


                                     BETWEEN


                           ENRON NORTH AMERICA CORP.,


                                       AND


                           BASIC ENERGY SERVICE, INC.




                            DATED AS OF JUNE 1, 2000




                            SERIES D PREFERRED STOCK

                                TABLE OF CONTENTS


ARTICLE 1         DEFINITIONS.....................................................................................1
         1.01     Defined Terms...................................................................................1
         1.02     Terminology.....................................................................................1
ARTICLE 2         PURCHASE AND SALE OF PREFERRED STOCK; TERMS OF ISSUE............................................2
         2.01     Authorization; Certificate of Designations......................................................2
         2.02     Purchase and Sale of Series D Preferred Stock...................................................2
         2.03     Delivery........................................................................................2
         2.04     Closing.........................................................................................2
         2.05     Limitation on Indebtedness......................................................................2
ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................3
         3.01     Organization and Good Standing; Foreign Qualifications; Licenses and Permits....................3
         3.02     Ownership and Capitalization of the Company.....................................................3
         3.03     Authority; Authorization of Agreement...........................................................3
ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF PURCHASER.....................................................4
         4.01     Organization and Good Standing..................................................................4
         4.02     Authority; Authorization of Agreement...........................................................4
         4.03     Brokerage Agreements............................................................................4
         4.04     Consents and Approvals..........................................................................5
         4.05     Additional Representations of Purchaser.........................................................5
ARTICLE 5         ADDITIONAL AGREEMENTS AND COVENANTS.............................................................6
         5.01     Disclaimer......................................................................................6
         5.02     Regulatory Covenant.............................................................................6
ARTICLE 6         MISCELLANEOUS...................................................................................6
         6.01     Arbitration.....................................................................................6
         6.02     Expenses........................................................................................7
         6.03     Entire Agreement................................................................................7
         6.04     Choice of Law; Headings.........................................................................8
         6.05     Amendments......................................................................................8
         6.06     Further Assurances..............................................................................8
         6.07     Successors and Assigns..........................................................................8
         6.08     Severability....................................................................................8
         6.09     Counterparts....................................................................................8
         6.10     Notices.........................................................................................8
         6.11     Survival.......................................................................................10

LIST OF ATTACHMENTS, EXHIBITS AND SCHEDULES:

Attachment I      -    Definitions
Schedule 3.02     -    Ownership and Capitalization of the Company
Exhibit A         -    Certificate of Designations of Series D Preferred Stock

                             SUBSCRIPTION AGREEMENT


         This SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of this 1st day of June, 2000, by and among Enron North America Corp., a Texas corporation (the "Purchaser"), and Basic Energy Service, Inc. (the "Company").

                                    RECITALS

         WHEREAS, in the event the aggregate offering price of shares sold in the Company's initial public offering of common stock (the "IPO") is less than $55,000,000 but greater than $45,000,000, Purchaser desires to subscribe for, and the Company desires to issue to Purchaser, certain equity interests in the Company, in accordance with and subject to the terms and conditions set forth in this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.01 DEFINED TERMS. Any capitalized term used herein shall have the meaning given such term in Attachment I hereto, which is incorporated herein by reference and shall be deemed to be a part of this Agreement for all purposes.

         1.02 TERMINOLOGY. All article, section, subsection, schedule and exhibit references used in this Agreement are to this Agreement unless otherwise specified. All schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein. Unless the context of this Agreement clearly requires otherwise, (a) the singular shall include the plural and the plural shall include the singular wherever and as often as may be appropriate; (b) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; (c) references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; (d) the words "include," "includes" or "including" shall be deemed to be followed by the words "without limitation"; (e) the words "hereof," "herein," "hereunder," and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear; (f) references to Persons includes their respective permitted successors and assigns and, in the case of a Government Authority, Persons succeeding to the respective functions and capacities of such Government Authority; and (g) when reference is being made to a date or time, the word "from" shall mean "from and including" and the word "to" shall mean "to but not including." Currency amounts referenced herein are in United States Dollars.

                                    ARTICLE 2
                   AUTHORIZATION AND SALE OF PREFERRED STOCK;
                                 TERMS OF ISSUE

         2.01 AUTHORIZATION; CERTIFICATE OF DESIGNATIONS. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 500 shares of its Series D Preferred Stock, having the rights, restrictions, privileges and preferences as set forth in the form of the Company's Certificate of Designations, Preference and Rights of Series D Cumulative Preferred Stock (the "Certificate"), attached hereto as Exhibit A, which Certificate the Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing Date (as defined in Section
2.04 herein).

         2.02 PURCHASE AND SALE OF SERIES D PREFERRED STOCK. Subject to the terms and conditions set forth herein, in the event the aggregate offering price of shares sold in the IPO is less than $55,000,000 but greater than $45,000,000, on the Closing Date (as defined in Section 2.04 herein) (a) Purchaser hereby subscribes for and agrees to purchase, and the Company agrees to issue to Purchaser, up to 500 shares of cumulative preferred stock, $10,000 par value per share (the "Series D Preferred Stock"), of the Company (the "Issue") and (b) Purchaser, in turn, agrees to pay the Company $10,000 for each share of the Issue (the "Initial Purchase Price"), with the actual number of shares of the Issue and the aggregate Initial Purchase Price of all shares of the Issue determined as the difference of $55,000,000 less the aggregate offering price of shares sold in the IPO.

         2.03 DELIVERY. On the Closing Date, the Company shall deliver to Purchaser one certificate representing the Issue, registered in Purchaser's name, against cash payment in immediately available funds of the full amount of the Initial Purchase Price by the Purchaser. On the Closing Date, contemporaneously with the closing of the IPO the Company will also pay to ECT Securities Limited Partnership a fee in an amount equal to five percent (5.0%) of the Initial Purchase Price.

         2.04 CLOSING. The closing of the purchase and sale of the Series D Preferred Stock (the "Closing") shall take place (a) at the same place and time as the closing of the IPO, or (b) at such time and place as the Company and the Purchaser may agree (either, the "Closing Date"), subject to Section 2.06 below.

         2.05 LIMITATION ON INDEBTEDNESS. The Company shall not incur total Indebtedness in excess of $40,000,000, excluding Capitalized Lease Obligations outstanding on the date of this Agreement, without the consent of Purchaser which shall be in the sole discretion of Purchaser unless such Indebtedness is used to repay the Issue in full including all accrued and unpaid dividends.

         2.06 CONDITION TO CLOSING. The Closing shall be conditioned on the representations and warranties of the Company contained in Article 3 remaining true and correct as of the Closing Date, and the delivery of a certificate of the President of the Company stating that the representations and warranties of the Company contained in Article 3 of this Agreement remain true and correct as of the Closing Date.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Purchaser as follows:

         3.01 ORGANIZATION AND GOOD STANDING; FOREIGN QUALIFICATIONS; LICENSES AND PERMITS.

         (a) The Company is a corporation that is validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease the properties it currently owns and leases and to carry on its business as such business is currently conducted.

         (b) The Company is duly licensed, registered and qualified to do business, as a foreign corporation, and is in good standing in all jurisdictions in which the ownership, leasing or operation of its assets or the conduct of its business as currently conducted requires such qualification, except where the failure to be so licensed, registered or qualified has not had and is not reasonably likely to have a material adverse effect on the assets, liabilities, results of operations, financial condition or business of the Company ("Material Adverse Effect").

         (c) Except for any Licenses that are ministerial in nature and are routinely issued or granted by the applicable issuing or granting authority in the ordinary course of business, the Company has all material licenses required to own its assets and conduct its business as it is currently conducted.

         3.02 OWNERSHIP AND CAPITALIZATION OF THE COMPANY. Except as contemplated by this Agreement or as described on Schedule 3.02, there are no outstanding commitments or agreements to which the Company is a party, or by which the Company is bound, that obligate the Company to issue to any Person any equity interest in the Company. Except as described in Schedule 3.02, the Company does not own, directly or indirectly, or hold rights to acquire, any outstanding equity or other ownership interest (or securities, rights or other interest convertible into equity interests) of any Entity.

         3.03 AUTHORITY; AUTHORIZATION OF AGREEMENT.

         (a) The Company has full corporate power and authority to (i) execute and deliver this Agreement and (ii) consummate the transactions contemplated hereby and perform all the terms and conditions hereof required to be performed by it. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite corporate action with respect to the Company.

         (b) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by Creditors' Rights.

         3.04 INFORMATION CONTAINED IN THE REGISTRATION STATEMENT. A registration statement on Form S-1 (File No. 333-33108) (the "Registration Statement") with respect to the issuance of shares of common stock and preferred share purchase rights of the Company, including a prospectus subject to completion (the "Prospectus"), has been filed by the Company with the Commission under the Securities Act, and one or more amendments to the Registration Statement will be filed. The Prospectus contained in the Registration Statement, as amended or supplemented as of the date hereof and at any time hereafter did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to the Company as follows:

         4.01 ORGANIZATION AND GOOD STANDING. Purchaser is a corporation that is validly existing and in good standing under the laws of the State of Texas and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as such business is currently conducted.

         4.02 AUTHORITY; AUTHORIZATION OF AGREEMENT.

         (a) Purchaser has full corporate power and authority to (i) execute and deliver this Agreement and (ii) consummate the transactions contemplated hereby and thereby and perform all the terms and conditions hereof and thereof required to be performed by it. The execution, delivery and performance by Purchaser of this Agreement has been duly authorized by all requisite corporate action with respect to Purchaser. In addition, this Agreement has been duly executed and delivered by Purchaser.

         (b) This Agreement constitutes the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its respective terms, except as such enforceability may be limited by Creditors' Rights.

         4.03 BROKERAGE AGREEMENTS. Neither Purchaser nor any of its Affiliates have entered into any agreement with any Person that provides for the payment of any commission, brokerage or "finder's" fee arising out of the transactions contemplated by this Agreement for which the Company might have any liability or obligation provided, the fee payable to Enron North America Corp. in connection with the amendment to the loan agreement is not in connection with the transactions contemplated by this Agreement.

         4.04 CONSENTS AND APPROVALS. Except for consents, waivers, approvals or authorizations that have already been obtained, no consent, waiver, approval or authorization of, or declaration, designation, filing, registration or qualification with, any Governmental Authority, or any other

Person or Entity, is required to be made or obtained by Purchaser in connection with its execution, delivery and performance of this Agreement.

         4.05 ADDITIONAL REPRESENTATIONS OF PURCHASER.

         (a) Purchaser is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Advisers Act of 1940, as amended.

         (b) Purchaser (i) acknowledges that it has had access to certain financial and other information, and has been afforded the opportunity to ask questions of representatives of the Company and to receive answers thereto in connection with its evaluation of the risks and merits of consummating the transactions contemplated hereby, (ii) is financially capable of owning, and bearing the risks of ownership of, the Issue to be acquired by Purchaser and
(iii) is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

         (c) Purchaser is acquiring the Issue for its own account and not with a view to the resale or distribution of all or any part thereof in violation of applicable securities laws; Purchaser understands that the Series D Preferred Stock being acquired by it has not been registered under the Securities Act or applicable state securities laws and, therefore, it will be necessary for it to continue to hold the Series D Preferred Stock being acquired by it and continue to bear the economic risk of the investment therein unless and until the offering and sale of the Series D Preferred Stock by it are registered under such Securities Act and applicable state securities laws or an opinion of counsel that exemption from registration is available.

         (d) Purchaser is not (i) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to ERISA, a plan (as defined in Section 4975(e) of the Code), a trustee of any such plan acting on behalf of such plan, an entity whose underlying assets include plan assets by reason of a plan's investment in the entity, in each case other than a governmental plan (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) or (ii) a governmental plan that treats itself as subject to the Department of Labor Regulations Section 2510.3-101 or interprets applicable state law as incorporating similar rules. The acquisition and holding of the Series D Preferred Stock by Purchaser will not cause the Company, any Shareholder of the Company (other than the Purchaser) or any officer or director of the Company to be subject to any law, rule or regulation relating to employee benefit plans to which Purchaser may be subject.


                                    ARTICLE 5
                       ADDITIONAL AGREEMENTS AND COVENANTS

         5.01 DISCLAIMER.  Purchaser acknowledges and agrees as follows:

                  (a) The Company and its representatives have provided Purchaser with certain information relating to the Company and the business to be conducted by the Company and/or the Company Subsidiaries in an effort to assist Purchaser with its due diligence investigation of the Company;

                  (b) Such information is not intended to constitute the sole basis for any decision by Purchaser to invest in the Company;

                  (c) Purchaser has performed its owned independent investigation and evaluation of the Company (which includes the review of the information described in clause (a) above) and is basing its decision to invest in the Company solely on (i) such independent investigation (which includes the review of the information described in clause (a) above) and (ii) the representations, warranties and covenants of the Company set forth herein;

                  (d) Neither the Company nor its Affiliates, officers, employees, representatives or agents shall have any liability resulting from the use by Purchaser of any information delivered or made available to Purchaser by or on behalf of the Company other than information contained in the Prospectus; and

                  (e) Neither the Company nor any of its Affiliates, officers, employees, representatives or agents makes any representations or warranties of any kind whatsoever to Purchaser, whether express or implied, by contract or otherwise, except as expressly set forth herein.

         5.02 REGULATORY COVENANT. Purchaser agrees that for so long as Purchaser owns an interest in the Company, Purchaser will not take or fail to take any action, if the effect thereof would be to cause the representations and warranties set forth in Sections 4.05(a) and (d) above to cease to be true and correct with respect to Purchaser.


                                    ARTICLE 6
                                  MISCELLANEOUS

         6.01 ARBITRATION.

         (a) Binding Arbitration. On the request of either Company or Purchaser, (whether made before or after the institution of any legal proceeding), any action, dispute, claim or controversy of any kind now existing or hereafter arising between any of the parties hereto in any way arising out of, pertaining to or in connection with this Agreement (a "Dispute") shall be resolved by binding arbitration in accordance with the terms hereof. Either Company or Purchaser may, by summary proceedings, bring an action in court to compel arbitration of any Dispute.

         (b) Governing Rules. Any arbitration shall be administered by the American Arbitration Association (the "AAA") in accordance with the terms of this Section, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the Federal Arbitration Act. Judgment on any award rendered by an arbitrator may be entered in any court having jurisdiction.

         (c) Arbitrators. Arbitration hereunder shall be before a three-person panel of neutral arbitrators, consisting of one person from each of the following categories: (1) an attorney who has practiced in the area of commercial law for at least 10 years or a retired judge at the Texas or United States District Court or an appellate court level: (2) a person with at least 10 years experience in commercial lending: and (3) a person with at least 10 years experience in the petroleum industry. The AAA shall submit a list of persons meeting the criteria outlined above for each category of arbitrator, and the parties shall select one person from each category in the manner established by the AAA. If the parties cannot agree on an arbitrator within 30 days after the request for an arbitration, then any party may request the AAA to select an arbitrator. The arbitrators may engage engineers, accountants or other consultants that the arbitrator deems necessary to render a conclusion in the arbitration proceeding.

         (d) Conduct of Arbitration. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrator shall make specific written findings of fact and conclusions of law. The arbitrators shall have the power to award recovery of all costs and fees to the prevailing party. Company and Purchaser each agrees to keep all Disputes and arbitration proceedings strictly confidential except for disclosure of information required by applicable law.

         (e) Costs of Arbitration. All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be paid by Company and Purchaser equally unless otherwise awarded by the arbitrators.

         6.02 EXPENSES. All legal and other costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party that incurred such costs and expenses.

         6.03 ENTIRE AGREEMENT. This Agreement (together with the other agreements referred to herein) set forth the entire agreement and understanding of the parties in respect of the transactions contemplated by this Agreement and supersede all prior agreements, arrangements and undertakings (oral or written) relating to the transactions contemplated by this Agreement.

         6.04 CHOICE OF LAW; HEADINGS. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.05 AMENDMENTS. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         6.06 FURTHER ASSURANCES. Each party agrees to execute such further instruments or documents as any other party may from time to time reasonably request in order to confirm or carry out the transactions contemplated in this Agreement; provided that no such instrument or document shall expand a party's obligations or liabilities beyond that contemplated in this Agreement.

         6.07 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder shall not be assignable by any party hereto prior to the Closing without the prior written consent of the other parties hereto; provided, any assignment by Purchaser to any entity controlling, controlled by or under common control with Purchaser shall be permitted unless otherwise prohibited by law.

         6.08 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

         6.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same agreement.

         6.10 NOTICES. Any notice, request or demand provided or permitted to be given under this Agreement shall be in writing, and may be served by personal delivery, by telecopy or by depositing same in the mail, addressed to the party to be notified, postage prepaid, and registered or certified with a return receipt requested. Any such notice, request or demand deposited in the mail in the manner hereinabove described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Any notice, request or demand served in any other manner shall be deemed to have been given and received only if and when actually received by the relevant party hereto (except that notice given by telecopier shall be deemed given and received upon receipt only if received during normal business hours and if received other than during normal business hours shall be deemed received as of the opening of business on the next Business Day). For purposes of any such notices, requests or demands, the addresses and telecopy numbers of the parties shall be as follows:


                  (a)      If to the Company, to:

                           Basic Energy Service, Inc.
                           406 North Big Spring
                           Midland, Texas 79701
                           Attention:  Kenneth V. Huseman, President
                           Telecopier:  (915) 570-0487
                           with a copy to:

                           Andrews & Kurth L.L.P.
                           600 Travis, Suite 4200
                           Houston, Texas 77002
                           Attention:  Robert V. Jewell
                           Telecopier:  (713) 220-4285

                  (b)      If to Purchaser, to:

                           Enron North America Corp.
                           1400 Smith Street
                           Houston, Texas 77002
                           Attention:  Jessee E. Neyman
                           Telecopier:  713 646-3393

                           With a copy to:

                           Enron North America Corp. - Legal Department
                           1400 Smith Street
                           Houston, Texas 77002
                           Attention:
                           Telecopier:

Each party shall have the right, upon giving 10 days' notice to the other in the manner hereinabove provided, to change its address for purposes of any notices, requests or demands.

         6.11 SURVIVAL. The obligations set forth under Section 2.05 shall survive the Closing until the Issue has been repaid in full.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                    BASIC ENERGY SERVICE, INC.


                                    By: /s/ Kenneth V. Huseman
                                       -----------------------------------------
                                    Name: Kenneth V. Huseman
                                         ---------------------------------------
                                    Title: President and CEO
                                          --------------------------------------


                                    ENRON NORTH AMERICA CORP.


                                    By: /s/ Jesse E. Neyman
                                       -----------------------------------------
                                    Name: Jesse E. Neyman
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                  ATTACHMENT I

                                   DEFINITIONS


         Capitalized terms used in this Agreement shall have the meanings ascribed to them in this Attachment I unless such terms are defined elsewhere in this Agreement:

         AAA:  As defined in Section 6.01(b)

         AFFILIATE: With respect to any Person, any other Person that (a) owns or controls the first Person, (b) is owned or controlled by the first Person or
(c) is under common ownership or control with the first Person, where "owned" means direct or indirect ownership of more than 50% of the equity interests or rights to distributions on account of equity of the Person and "control" means the direct or indirect power to directly the management or policies of the Person, whether through the ownership of voting securities, by contract or otherwise; provided however, that when used with respect to the Company, the term "Affiliate" shall only include any other Person that is owned or controlled by the Company.

         AGREEMENT:  As defined in the introductory paragraph.

         BUSINESS DAY: Any day other than a Saturday, Sunday or bank holiday in Texas.

         CAPITALIZED LEASE OBLIGATION: The amount of the liability under any capital lease that, in accordance with GAAP, is required to be capitalized and reflected as a liability on the balance sheet.

         CERTIFICATE:  As defined in Section 2.01.

         CLOSING: As defined in Section 2.04.

         CLOSING DATE:  As defined in Section 2.04.

         COMMISSION:  The U.S. Securities and Exchange Commission.

         COMPANY:  As defined in the introductory paragraph.

         CREDITORS' RIGHTS: Bankruptcy, insolvency or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         DAMAGES: Any and all claims, causes of action, arbitrations, liabilities, damages, fines, penalties, deficiencies, losses, costs and expenses (including without limitation reasonable attorneys' fees and expenses).

         DISPUTE:  As defined in Section 6.01(a).

         ENCUMBRANCE: Any mortgage, loan, security interest pledge, charge or other encumbrance.

         ENTITY: A corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or association or other entity.

         ESTIMATED PRIVATE MARKET EQUITY VALUE: At any time the difference between (a) the sum of (i) the combined Net Working Capital of the Company, and
(ii) the EBITDA of the Company, for the preceding four fiscal quarters most recently ended multiplied by 6.0, and (b) the outstanding Indebtedness of the Company.

         GOVERNMENTAL AUTHORITY(IES): The United States of America or any other foreign country or jurisdiction, any state, commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including but not limited to courts, departments, commissions, boards, bureaus, agencies or other instrumentalities.

         GUARANTEED DEBT: Of any Person means, without duplication, all Indebtedness of any other Person guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services to be acquired by such debtor irrespective of whether such property is received or such services are rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor, or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or any obligation or liability of such Person in respect of leasehold interests assigned by such Person to any other Person.

         INDEBTEDNESS: With respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade accounts payable and other accrued current liabilities incurred in the ordinary course of business other than payables or liabilities 60 days past due, (ii) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments,
(iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business,
(iv) all Capitalized Lease Obligations of such Person, (v) all indebtedness referred to in (but not excluded from) clause (i), (ii), (iii), or (iv) above of other Persons, the payment of which is secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, (vi) all Guaranteed


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Debt of such Person, (vii) all Redeemable Capital Stock (other than the Series D
Preferred Stock) that has any redemptions, dividend payments, or other obligations that are issued by such Person valued at the maximum redemption price plus all accrued and unpaid dividends thereon plus the maximum value of any other obligations thereunder and (viii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (vii) above. For purposes hereof, the "maximum redemption price" of any Redeemable Capital Stock that does not have a fixed redemption price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock based on the Estimated Private Market Equity Value.

         INITIAL PURCHASE PRICE:  As defined in Section 2.02.

         IPO:  As defined in the Recitals.

         ISSUE:  As defined in Section 2.02.

         LEGAL REQUIREMENTS: Any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation of, including the terms of any license or permit issued by, any Governmental Authority.

         LICENSE:  License, permit, certificate, approval or authorization.

         LIEN: Any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement or other interest in property designed to secure repayment of a liability whether arising by agreement or under law, or otherwise means any mortgage, charge, pledge, lien, security interest, or encumbrance of any kind.

         MATERIAL ADVERSE EFFECT:  As defined in Section 3.01(b).

         ORGANIZATIONAL DOCUMENTS: The charter, bylaws or other applicable organizational documents of an Entity.

         PERSON: Any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         PROSPECTUS: As defined in Section 3.04.

         PURCHASER:  As defined in the introductory paragraph.


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
         REDEEMABLE CAPITAL STOCK: Of any Person means any Capital Stock of such Person that, either by its terms, by the terms of any Capital Stock or other security into which it is convertible or exchangeable or otherwise, (i), is, or upon the happening of an event or passage of time would be, required to be redeemed, or (ii) is redeemable at the option of the holder thereof, or (iii) is convertible into or exchangeable for debt securities.

         REGISTRATION STATEMENT: As defined in Section 3.04.

         SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         SERIES D PREFERRED STOCK.  As defined in Section 2.02.


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
SCHEDULE 3.02

Subject to the closing of the initial public offering pursuant to the Registration Statement, the Company will issue certain options, notes and warrants that are exercisable or convertible into shares of Common Stock.

The Company will acquire interests in certain companies subject to the closing of the initial public offering as described in the Registration Statement and the Prospectus.